Public Service Enterprise Group PSEG Earnings Conference Call 2 Quarter 2012 July 31, 2012 EXHIBIT 99.1 nd

Forward-Looking Statement
Readers are cautioned that statements contained in this presentation about our future performance, including future revenues, earnings, strategies, prospects, consequences and all other statements that are not purely historical, are forward-looking statements for purposes of the safe harbor provisions under The Private
Securities Litigation Reform Act of 1995. When used herein, the words “anticipate”, “intend”, “estimate”, “believe”, “expect”, “plan”, “should”, “hypothetical”, “potential”,
“forecast”, “project”, variations of such words and similar expressions are intended to identify forward-looking statements.  Although we believe that our expectations are based on reasonable assumptions,  they are subject to risks and uncertainties and we can give no assurance they will be achieved. The results or developments projected or predicted in these statements may differ materially from what may actually occur. Factors which could cause results or events to differ from current expectations include, but are not limited to:
• adverse changes in the demand for or price of the capacity and energy that we sell into wholesale electricity markets,
• adverse changes in energy industry law, policies and regulation, including market structures and a potential shift away from competitive markets toward subsidized market mechanisms, transmission planning and cost allocation rules, including rules regarding how transmission is planned and who is permitted to build transmission in the future, and reliability standards,
• any inability of our transmission and distribution businesses to obtain adequate and timely rate relief and regulatory approvals from federal and state regulators,
• changes in federal and state environmental regulations that could increase our costs or limit our operations,
• changes in nuclear regulation and/or general developments in the nuclear power industry, including various impacts from any accidents or incidents experienced at our facilities or by others in the industry, that could limit operations of our nuclear generating units,
• actions or activities at one of our nuclear units located on a multi-unit site that might adversely affect our ability to continue to operate that unit or other units located at the same site,
• any inability to balance our energy obligations, available supply and trading risks,
• any deterioration in our credit quality, or the credit quality of our counterparties, including in our leveraged leases,
• availability of capital and credit at commercially reasonable terms and conditions and our ability to meet cash needs,
• any inability to realize anticipated tax benefits or retain tax credits,
• changes in the cost of, or interruption in the supply of, fuel and other commodities necessary to the operation of our generating units,
• delays in receipt of necessary permits and approvals for our construction and development activities,
• delays or unforeseen cost escalations in our construction and development activities,
• any inability to achieve or continue to sustain, our expected levels of operating performance,
• increase in competition in energy supply markets as well as competition for certain rate-based transmission projects,
• any inability to realize anticipated tax benefits or retain tax credits,
• challenges associated with recruitment and/or retention of a qualified workforce,
• adverse performance of our decommissioning and defined benefit plan trust fund investments and changes in discount rates and funding requirements, and
• changes in technology and customer usage patterns.
For further information, please refer to our Annual Report on Form 10-K, including Item 1A. Risk Factors, and subsequent reports on Form 10-Q and Form 8-K filed with the Securities and Exchange Commission. These documents address in further detail our business, industry issues and other factors that could cause actual results to differ materially from those indicated in this presentation. In addition, any forward-looking statements included herein represent our estimates only as of today and should not be relied upon as representing our estimates as of any subsequent date.  While we may elect to update forward-looking statements from time to time, we specifically disclaim any obligation to do so, even if our internal estimates change, unless otherwise required by applicable securities laws.

GAAP Disclaimer
PSEG presents Operating Earnings in addition to its Net Income reported in accordance with accounting principles generally accepted in the United
States (GAAP).  Operating Earnings is a non-GAAP financial measure that differs from Net Income because it excludes gains or losses associated with
Nuclear Decommissioning Trust (NDT), Mark-to-Market (MTM) accounting, and other material one-time items.  PSEG presents Operating Earnings because management believes that it is appropriate for investors to consider results excluding these items in addition to the results reported in accordance with GAAP.  PSEG believes that the non-GAAP financial measure of Operating Earnings provides a consistent and comparable measure of performance of its businesses to help shareholders understand performance trends. This information is not intended to be viewed as an alternative to GAAP information. The last slide in this presentation includes a list of items excluded from Income from Continuing Operations to reconcile to Operating Earnings, with a reference to that slide included on each of the slides where the non-GAAP information appears.

PSEG 2012 Q2 Review Caroline Dorsa EVP and Chief Financial Officer

Q2 Earnings Summary
$ millions (except EPS)
2012 2011
Operating Earnings
$  215  $  301
Reconciling Items, Net of Tax
(4) 19
Income from Continuing Operations
$  211 $  320
Discontinued Operations, Net of Tax
- 3
Net Income
$  211 $  323
EPS from Operating Earnings*
$  0.43 $  0.59
Quarter ended June 30
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

First Half 2012 Earnings Summary
$ millions (except EPS)
2012 2011
Operating Earnings
$  647  $  732
Reconciling Items, Net of Tax
57 50
Income from Continuing Operations
$  704 $  782
Discontinued Operations
- 67
Net Income
$  704 $  849
EPS from Operating Earnings
*
$  1.28 $  1.44
Six months ended June 30
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG – Q2 2012 Highlights
Operating Earnings of $0.43 vs. $0.59 per share in Q2 2011
Q2 results met operational and financial targets
Continued strong availability of CCGTs, strong production from Nuclear, and Fossil’s control of O&M supported results
Focused on financially disciplined growth
North Central Reliability transmission project received BPU approval
Construction phase of $3.5 billion transmission projects underway
Added 400 MW of new peaking capacity in NJ and CT in time for summer
PSE&G seeking BPU approval to spend up to $883 million to expand
Solar 4 All and Solar Loan programs
Competitive market issues under review
US District Court action on LCAPP litigation
PJM reviewing future MOPR process

2010 Operating Earnings*
2011 Operating Earnings*
2012 Guidance

7 PSEG – Maintaining 2012 Guidance * See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings. $2.25 - $2.50E $3.12 $2.74

PSEG 2012 Q2 Operating Company Review

Q2 Operating Earnings by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2012 2011 2012 2011
PSEG Power
$  110 $  186 $  0.22 $  0.36
PSE&G
101 105 0.20 0.21
PSEG Energy Holdings/
Enterprise
4 10 0.01 0.02
Operating Earnings *
$  215 $  301 $0.43 $  0.59
Quarter ended June 30
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$0.43
(.01)
(.01)
(.14)
$0.59
0.00
0.25
0.50
0.75
PSEG EPS Reconciliation – Q2 2012 versus Q2 2011
Lower Pricing (.05)
Lower Volume (.02)
Lower Capacity (.03)
O&M (.02)
Financing Costs .01
Other (.03)
Transmission .02
Weather (.01)
O&M (.03)
D&A  (.01)
Other .02
Q2 2012
Operating
Earnings*
Q2 2011
Operating
Earnings*
PSEG Power PSE&G Energy
Holdings/
Enterprise
Lower Lease
Income
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

First Half Operating Earnings by Subsidiary
Operating Earnings Earnings per Share
$ millions (except EPS)
2012 2011 2012 2011
PSEG Power
$  306  $  452 $  0.60 $  0.89
PSE&G
298 268 0.59 0.53
PSEG Energy Holdings/
Enterprise
43 12 0.09 0.02
Operating Earnings*
$  647  $  732   $  1.28 $  1.44
Six months ended June 30
•See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

$1.28
.07
.06
(.29)
$1.44
0.00
0.25
0.50
0.75
1.00
1.25
1.50
1.75
PSEG EPS Reconciliation – YTD 2012 versus YTD 2011
YTD 2012
Operating
Earnings*
YTD 2011
Operating
Earnings*
Lower Pricing (.16)
Lower Volume (.03)
Lower Capacity (.11)
Financing Costs .03
O&M .02
Weather (.01)
Other (.03)
PSEG Power
O&M (.04)
PSE&G
PSEG Energy
Holdings/
Enterprise
Tax settlement
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
Transmission .05
Renewables and
Other
Investments .01
D&A (.02)
Taxes .07
Other .01
Weather and
Demand (.02)

PSEG Power 2012 Q2 Review

PSEG Power – Q2 2012 EPS Summary
$ millions (except EPS)
Q2 2012 Q2 2011 Variance
Operating Revenues
$  985 $  1,285 $  (300)
Operating Earnings
110 186 (76)
NDT Funds Related Activity,
Net of Tax
4 15 (11)
Mark-to-Market, Net of Tax**
(10) 4 (14)
Income from Continuing Operations
104 205 (101)
Discontinued Operations, Net of Tax
- 3 (3)
Net Income
104 208 (104)
EPS from Operating Earnings*
$  0.22 $  0.36 $  (0.14)
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
**Includes the financial impact from positions with forward delivery months.

(.01)
(.13)
$0.22
$0.36
0.00
0.10
0.20
0.30
0.40
0.50
Lower Pricing  (.05)
Lower Volume (.02)
Lower Capacity (.03)
Other (.03)
PSEG Power EPS Reconciliation – Q2 2012 versus Q2 2011
Q2 2012
Operating
Earnings*
Q2 2011
Operating
Earnings*
O&M (.02)
Financing
Costs .01
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.

PSEG Power – Generation Measures
7,307
7,075
3,824
4,177
2,191
1,454
0
7,500
15,000
2011 2012
Quarter ended June 30
Total Nuclear Total Coal*
Oil & Natural Gas
* Includes figures for Pumped Storage. Includes Hudson and Mercer with Gas.
PSEG Power – Generation (GWh)
13,322
12,706
Quarter ended June 30
PSEG Power – Capacity Factors (%)
2011 2012
Nuclear 90.3% 87.2%
Coal
NJ (Coal/Gas) 33% 14%
PA 77% 64%
CT 7% 3%
Combined Cycle
PJM and NY 52% 57%

PSEG Power – Generation Measures
15,236
15,045
8,219
4,503
2,585
7,614
0
10,000
20,000
30,000
2011 2012
Six Months ended June 30
Total Nuclear Total Coal*
Oil & Natural Gas
* Includes figures for Pumped Storage.  Includes Hudson and Mercer with Gas.
PSEG Power – Generation (GWh)
27,353
25,849
Six Months ended June 30
PSEG Power – Capacity Factors (%)
2011 2012
Nuclear 94.6% 92.7%
Coal
NJ (Coal/Gas) 31% 8%
PA 80% 63%
CT 15% 3%
Combined Cycle
PJM and NY 53% 57%

PSEG Power – Fuel Costs
Quarter ended June 30
($ millions) 2011 2012
Coal 83 39
Oil & Gas 155 113
Total Fossil 238 152
Nuclear 44 48
Total Fuel Cost 282 200
Total Generation
(GWh)
13,322 12,706
$ / MWh 21.17 15.74
PSEG Power – Fuel Costs*
* Based on Operating Earnings.
YTD ended June 30
($ millions) 2011 2012
Coal 173 77
Oil & Gas 345 241
Total Fossil 518 318
Nuclear 90 98
Total Fuel Cost 608 416
Total Generation
(GWh)
27,353 25,849
$ / MWh 22.23 16.09

Regional Performance
Region
Q2 2012
Gross
Margin* ($M)
2012 Performance
PJM $521
Lower pricing and lower volumes
continued to negatively impact
margin.
New
England
$14
Lower pricing and volumes
impacted margin.
New York $14
Higher generation output and
realized margin.

$51
$49
$43
PSEG Power – Gross Margin Performance
Margins declined with reduction in energy and capacity pricing
Migration volumes in line with expectations, margins influenced by warmer-than-normal weather
Output influenced by weather and compression in PJM dark spreads
PSEG Power Gross Margin* ($/MWh)
Quarter ended
June 30
* Based on Operating Earnings.
$75
$50
$25
$0
2010 2011 2012

Hedging Update…
Contracted Energy*
* Hedge percentages and prices as of June 30, 2012. Revenues of full requirement load deals based on contract price, including renewable energy credits, ancillary, and transmission components but excluding capacity. Hedges include positions with MTM accounting treatment and options.
Volume TWh 17 35 35
Base Load % Hedged 100% 85-90% 45-50%
(Nuclear and Base Load Coal)
Price $/MWh $58 $54 $54
Volume TWh 10 18 19
Intermediate Coal, Combined % Hedged 30-35% 0% 0%
Cycle, Peaking
Price $/MWh $58 $54 $54
Volume TWh 28-30 52-54 53-55
Total % Hedged 70-75% 55-60% 25-30%
Price $/MWh $58 $54 $54
Jul -Dec
2012 2013 2014

PSEG Power – Q2 2012 Operating Highlights
Q2 output down 4.6% on lower coal dispatch and a Hope Creek refueling outage
Planned Hope Creek outage moved capacity factor for the nuclear fleet to
87.2% for Q2, 92.7% for the YTD period
Combined cycle output up 10%; continued strong equivalent availability factor
Power brought 400 MW of new capacity in service in June
Operations
Regulatory and Market Environment
Financial
Power cleared 9,000 MW in the 2015/2016 RPM auction at an average price of $167/MW-day; preserving optionality of HEDD sites
2012 anticipated coal and nuclear base load output hedged at average price of $58/MWh
Customer migration approximately 38% for the quarter
Power’s total debt as a percentage of capital at June 30 was 34%
Moody’s affirmed Power’s Baa1 senior credit rating with a Stable outlook
Fitch affirmed Power’s BBB+
senior credit rating with a Stable outlook +

PSE&G 2012 Q2 Review

PSE&G – Q2 Earnings Summary
$ millions (except EPS)
Q2 2012 Q2 2011 Variance
Operating Revenues
$  1,407 $  1,571 $  (164)
Operating Expenses
Energy Costs
622 815 (193)
Operation & Maintenance
350 304 46
Depreciation & Amortization
188 172 16
Taxes Other than Income Taxes
20 28 (8)
Total Operating Expenses
1,180 1,319 (139)
Operating Earnings / Net Income
101 105 (4)
$  0.20 $  0.21 $  (0.01)
EPS from Operating Earnings

PSE&G EPS Reconciliation – Q2 2012 versus Q2 2011

$0.20
(.01)
(.02)
.02
$0.21
0.00
0.10
0.20
0.30
Q2 2012
Operating
Earnings
Q2 2011
Operating
Earnings
Transmission
D&A (.01)
O&M (.03)
Other .02
Weather

PSE&G – Monthly Summer Weather Data
179
1,431
2,717
403
1,325
3,459
156
799
2,998
0
400
800
1,200
1,600
2,000
2,400
2,800
3,200
3,600
4,000
April May June
2012 2011 Normal
2012 vs. 2011 vs. Normal
PSE&G Monthly Temperature Humidity Index (THI)
-16.6% Q2 2012 vs. Q2 2011
+ 9.5% Q2 2012 vs. Normal

PSE&G – Q2 Operating Highlights
NPS proceeding on Susquehanna-Roseland final EIS in October 2012
BPU approved North Central Reliability Project June 18; construction underway
PSE&G seeking BPU approval to spend up to $883 million to expand Solar 4 All and Solar Loan programs
PSE&G earned its authorized return
Issued $450 million of 30-year notes with 3.95% coupon due May 2042
Moody’s upgraded PSE&G’s secured debt rating to A1 with a Stable outlook
Fitch upgraded PSE&G’s secured debt rating to A+ with a Stable outlook
Operations
Regulatory and Market Environment
Financial
Mild Winter and early Spring weather warmer than normal but below Q2 2011
O&M remains under control

PSEG Energy Holdings/Enterprise 2012 Q2 Review

PSEG Energy Holdings/Enterprise – Q2 2012 Earnings
Summary
$ millions (except EPS)
Operating Earnings
$  4 $ 10 $  (6)
Lease Related Activity
2 - 2
Net Income
$  6 $  10 (4)
EPS from Operating Earnings*
$  0.01 $  0.02 $  (0.01)
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
Q2 2012 Q2 2011 Variance

PSEG Energy Holdings/Parent – Q2 Operating Highlights
Financial
10-year LIPA management services agreement approved by
New York State Office of the Comptroller, NYS Attorney General
and IRS
Payments on Holdings’ remaining lease portfolio are current
$75 million investment in Queen Creek Arizona solar farm scheduled to be in service this fall

PSEG

PSEG Financial Highlights
Maintaining 2012 Operating Earnings guidance of $2.25 - $2.50 per share
Q2 and YTD operating EPS in-line with expectations
Focused on maintaining operating efficiency and customer reliability
Financial position remains strong
Debt as a percentage of capital at 41% at June 30
Proactively and aggressively investing in infrastructure at attractive utility returns as a means of enhancing reliability, improving the environment and supporting the NJ economy
Moody’s upgraded PSE&G’s secured debt rating to A1 with a Stable outlook and affirmed ratings of PSEG and Power (Baa1) with Stable outlooks
Fitch upgraded PSE&G’s secured debt rating to A+ with a Stable outlook and affirmed ratings of PSEG and Power (BBB+) with Stable outlooks

PSEG 2012 Operating Earnings Guidance -
PSEG 2012 Operating Earnings Guidance -
By Subsidiary
By Subsidiary
$ millions (except EPS)
PSEG Power
$575 – $665 $ 845
PSE&G
$530 – $560 $ 521
PSEG Energy
Holdings/Enterprise
$35 – $45   $ 23
Operating Earnings*
$1,140 – $1,270 $ 1,389
Earnings per Share
$ 2.25 – $ 2.50 $2.74
* See Page A for Items excluded from Income from Continuing Operations to reconcile to Operating Earnings.
2012E 2011A

PSEG Liquidity as of June 30, 2012
Company Facility Date Facility Usage Liquidity
($Millions)
PSE&G 5-year Credit Facility Apr-16 $600 $16 $584
5-Year Credit Facility (Power) Mar-17 $1,600 $121 $1,479
5-Year Credit Facility (Power) Apr-16 $1,000 $0 $1,000
5-Year Bilateral - Credit Suisse (Power) Sep-15 $100 $100 $0
5-year Credit Facility (PSEG) Mar-17 $500 $12 $488
5-year Credit Facility (PSEG) Apr-16 $500 $0 $500
Total $4,300 $249 $4,051
$704
$0
$4,755
$4,171
PSEG /
Power
PSEG Money Pool ST Investment
PSE&G ST Investment
Total Liquidity Available
Total Parent / Power Liquidity

(Unaudited)
2012 2011 2012 2011
Gain (Loss) on Nuclear Decommissioning Trust (NDT)
Fund Related Activity (PSEG Power) 4 $             15 $         9 $            42 $         50 $         46 $
(10)            4              42             8              107 (1)
Lease Related Activity (PSEG Energy Holdings)
2                -               6               -               -           -
Market Transition Charge Refund (PSE&G)
-                 -               -                -               -           (72)
Gain on Sale of Qwest Building (Energy Holdings)
-                 -               -                -               34 -
Lease Transaction Loss (Energy Holdings) -                 -               -                -               (173)         -
Total Pro-forma adjustments
(4) $           19 $         57 $         50 $         18 $         (27) $
Fully Diluted Average Shares Outstanding (in Millions) 507           507          507          507          507          507
Gain (Loss) on NDT Fund Related Activity (PSEG Power) 0.01 $       0.03 $     0.02 $      0.08 $     0.10 $      0.09 $
Gain (Loss) on MTM
(a)
(0.02)         0.01         0.08         0.02         0.21         -
Lease Related Activity (PSEG Energy Holdings)
-            -           0.01         -           -           -
Market Transition Charge Refund (PSE&G)
-            -           -           -           -           (0.14)
Gain on Sale of Qwest Building (Energy Holdings)
-            -           -           -           0.06         -
Lease Transaction Loss (Energy Holdings)
-            -           -           -           (0.34)        -
Total Pro-forma adjustments
(0.01) $      0.04 $     0.11 $      0.10 $     0.03 $      (0.05) $
(a) Includes the financial impact from positions with forward delivery months.
June 30,
For the Twelve Months Ended
June 30,
Reconciling Items Excluded from Continuing Operations to Compute Operating Earnings
PUBLIC SERVICE ENTERPRISE GROUP INCORPORATED
For the Three Months Ended For the Six Months Ended
December 31, Pro-forma Adjustments, net of tax
2011 2010
Per Share Impact (Diluted)
Items Excluded from Income from Continuing Operations to
Reconcile to Operating Earnings
Please see Page 2 for an explanation of PSEG’s use of Operating Earnings as a non-GAAP financial measure and how it differs from Net Income.
A
(PSEG Power)
(PSEG Power)
Earnings Impact ($ Millions)
Gain (Loss) on Mark-to-Market (MTM)
(a)